UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2006

UPSTREAM BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50331

(Commission File Number)

98-0371433

(IRS Employer Identification No.)

c/o 800-885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3H1

(Address of principal executive offices and Zip Code)

604.288.8376

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 10, 2006, we engaged Cinnamon Jang Willoughby, an independent registered firm of Certified Public Accountants, as our principal independent accountant with the approval of our company’s board of directors. Accordingly, we dismissed Lopez, Blevins, Bork & Associates, LLP, on March 10, 2006. The decision to change our principal independent accountant was based on the decision of our company’s new directors who were appointed to our board of directors on March 1, 2006.

Lopez, Blevins, Bork & Associates, LLP’s report dated May 29, 2005 on our balance sheet as of March 31, 2005, and the related statements of operations, stockholders’ equity (deficiency), and cash flows for the year ended March 31, 2005 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Lopez, Blevins, Bork & Associates, LLP expressed in their report substantial doubt about our ability to continue as a going concern.

In connection with the audit of our financial statements and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Lopez, Blevins, Bork & Associates, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Lopez, Blevins, Bork & Associates, LLP, would have caused Lopez, Blevins, Bork & Associates, LLP to make reference to the subject matter of the disagreements in connection with their report. Our company provided Lopez, Blevins, Bork & Associates, LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish our company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Lopez, Blevins, Bork & Associates, LLP, dated March 10, 2006, is filed as Exhibit 16 to this Form 8-K.

During the years ended March 31, 2005 and 2004 and subsequent to March 31, 2005 through the date hereof, we have not consulted with Cinnamon Jang Willoughby regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Cinnamon Jang Willoughby provided to us a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principal independent accountant.

Item 9.01 Financial Statements And Exhibits

16.1 Letter from Lopez, Blevins, Bork & Associates, LLP regarding change in independent accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSTREAM BIOSCIENCES INC.

/s/ Joel Bellenson

Joel Bellenson

Chief Executive Officer

Date: March 10, 2006